Agreement and Plan of Merger	6 Months Ended
Jun. 30, 2017
Text Block [Abstract]
Agreement and Plan of Merger
(12)	Agreement and Plan of Merger

On March 29, 2017, Mid Penn entered into an Agreement and Plan of Merger (the “Merger Agreement”) with The Scottdale Bank and Trust Company. The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Scottdale will merge with and into Mid Penn Bank, with Mid Penn Bank as the surviving bank (the “Merger”).

If the merger is completed, Scottdale shareholders will have the right to receive for each share of Scottdale common stock they own, at their election, (i) $1,166 in cash or (ii) a fraction of a share (the “exchange ratio”) of Mid Penn common stock determined by dividing (y) $1,166 by (z) the 10 trading day per share volume-weighted average price for Mid Penn common stock ending on the date that is five business days prior to the closing of the merger (the “Average Price”), provided that in no event may the exchange ratio be less than 38.88 or greater than 44.86, respectively. Scottdale shareholders may also elect to receive a combination of cash and Mid Penn common stock. The Merger Agreement provides that not less than 90% of the outstanding shares of Scottdale common stock will be converted into the right to receive shares of Mid Penn common stock and the remainder of the outstanding shares of Scottdale common stock will be converted into the right to receive cash. However, the percentage of Scottdale common stock converted to the right to receive Mid Penn common stock could be adjusted down to 85% in the event that shareholders perfecting their dissenters’ rights reach 15% of the outstanding shares of Scottdale common stock.

Completion of the Merger is subject to a number of customary conditions, including, among others, (i) the approval of the Merger Agreement by the shareholders of both Scottdale and Mid Penn, (ii) the effectiveness of the registration statement to be filed by Mid Penn with the SEC relating to the Mid Penn common stock to be issued in the Merger, (iii) approval of the listing on The Nasdaq Stock Market of the shares of Mid Penn common stock to be issued in the Merger, (iv) the absence of any order or other legal restriction prohibiting the closing of the Merger, (v) receipt of required regulatory approvals without the imposition of any condition or requirement, excluding standard conditions that are normally imposed by the regulatory authorities in bank merger transactions, that would, in the good faith reasonable judgment of the Board of Directors of either Mid Penn or Scottdale, materially and adversely affect the business, operations, financial condition, property or assets of the combined enterprise or materially impair the value of Scottdale to Mid Penn or the value of Mid Penn to Scottdale, and (vi) Lawrence J Kiefer and Mid Penn Bank entering into a mutually acceptable employment agreement effective as of the closing. Each party’s obligations to complete the Merger is also subject to certain additional customary conditions, including: (a) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (b) performance in all material respects by the other party of its obligations under the Merger Agreement, (c) not more than 15% of the outstanding shares of Scottdale common stock have properly effected their dissenters rights, (d) the absence of any material adverse effect (as such term is defined in the Merger Agreement) with respect to the other party, and (e) the receipt by each party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.